                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2002

                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1997-4, Series 1997-5,
           Series 1998-3, Series 1998-5, Series 1998-6, Series 1999-1,
           Series 1999-2, Series 1999-3, Series 2000-1, Series 2000-2,
           Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-3,
           Series 2001-4, Series 2001-5 and Series 2001-6
--------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                    333-83484                 22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


 White Clay Center, Building 200, Newark, DE                      19711
 --------------------------------------------------------     ------------
 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On March 15, 2002, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1996-4, Series 1997-1, Series 1997-4, Series 1997-5, Series 1998-3, Series 1998-5, Series 1998-6, Series 1999-1, Series 1999-2,
Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1,
Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5 and Series 2001-6 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        -------------

                  20.1 Monthly Reports with respect to the March 15, 2002 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 22, 2002

                                            JPMorgan Chase Bank
                                            (f/k/a The Chase Manhattan Bank),
                                            as Servicer


                                            By: /s/ Miriam K. Haimes
                                            -----------------------------------
                                            Name:  Miriam K. Haimes
                                            Title: Senior Vice President

                                        INDEX TO EXHIBITS
                                        ----------------------------

Exhibit No.                             Description
---------------                         -----------------
20.1                                    Monthly Reports with respect to the
                                        March 15, 2002 distribution

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                       Distribution Date:  3/15/2002

Section 5.2 - Supplement                                       Class A           Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             2,153,277.78       199,401.64       288,459.62          2,641,139.03
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                   185,012,909.58    15,417,654.36    19,822,899.84        220,253,463.79

(iv)   Collections of Finance Charge Receivables               17,483,106.02     1,456,917.18     1,873,198.26         20,813,221.45

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest    1,400,000,000.00   116,666,000.00   150,000,666.67      1,666,666,666.67
                                       Adjusted Interest    1,400,000,000.00   116,666,000.00   150,000,666.67      1,666,666,666.67

                                               Series
       Floating Investor Percentage                7.01%              84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                   7.01%              84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                  6,771,899.17       564,321.71       725,563.85          8,061,784.73

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                        1,166,666.67        97,221.67       125,000.56          1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)         1,400,000,000.00   116,666,000.00   150,000,666.67      1,666,666,666.67

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                         16,316,439.35     1,359,695.51     1,748,197.70         19,424,332.56

(xxii) Certificate Rate                                             1.97750%         2.19750%         2.47250%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                -------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                       Distribution Date:  3/15/2002

Section 5.2 - Supplement                                        Class A          Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             1,732,986.11       159,322.36       239,344.40          2,131,652.87
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                   151,974,890.01    12,664,530.12    16,283,067.97        180,922,488.11

(iv)   Collections of Finance Charge Receivables               14,361,122.80     1,196,756.07     1,538,695.89         17,096,574.76

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest    1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00
                                       Adjusted Interest    1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00

                                                Series
       Floating Investor Percentage                5.76%              84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                   5.76%              84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                  5,562,631.47       463,551.01       595,997.84          6,622,180.32

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          958,333.33        79,860.83       102,678.85          1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)         1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                         13,402,789.47     1,116,895.24     1,436,017.04         15,955,701.74

(xxii) Certificate Rate                                             1.93750%         2.13750%         2.49750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                -------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                        Class A           Class B        Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                               936,833.33        85,847.22       122,375.00          1,145,055.56
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                    79,291,246.96     6,607,603.91     8,495,490.84         94,394,341.72

(iv)   Collections of Finance Charge Receivables                7,492,759.72       624,396.64       802,795.69          8,919,952.06

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest      600,000,000.00    50,000,000.00    64,285,715.00        714,285,715.00
                                       Adjusted Interest      600,000,000.00    50,000,000.00    64,285,715.00        714,285,715.00

                                                 Series
       Floating Investor Percentage                3.01%              84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                   3.01%              84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                  2,902,242.50       241,853.54       310,954.56          3,455,050.60

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          500,000.00        41,666.67        53,571.43            595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           600,000,000.00    50,000,000.00    64,285,715.00        714,285,715.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          6,992,759.72       582,729.98       749,224.26          8,324,713.96

(xxii) Certificate Rate                                             2.00750%         2.20750%         2.44750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                        Class A           Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             2,580,833.33       151,230.58        77,258.70          2,809,322.61
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00             0.00                  0.00
       Accrued and Unpaid Interest                                                                                              0.00

(iii)  Collections of Principal Receivables                    66,076,039.14     3,754,308.39     5,256,060.69         75,086,408.22

(iv)   Collections of Finance Charge Receivables                6,243,966.43       354,769.68       496,680.29          7,095,416.41

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest      500,000,000.00    28,409,000.00    39,772,819.00        568,181,819.00
                                       Adjusted Interest      500,000,000.00    28,409,000.00    39,772,819.00        568,181,819.00

                                               Series
       Floating Investor Percentage                2.39%              88.00%            5.00%            7.00%               100.00%
       Fixed Investor Percentage                   2.39%              88.00%            5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                  2,418,535.42       137,416.35       192,383.94          2,748,335.71

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          416,666.67        23,674.17        33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           500,000,000.00    28,409,000.00    39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          5,827,299.77       331,095.52       463,536.28          6,621,931.56

(xxii) Certificate Rate                                             6.19400%         6.38800%         2.49750%

------------------------------------------------------------------------------------------------------------------------------------

       By:
                --------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                        Class A          Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             3,000,000.00       174,711.25        87,541.54          3,262,252.79
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00             0.00                  0.00
       Accrued and Unpaid Interest                                                                                              0.00

(iii)  Collections of Principal Receivables                    79,291,246.96     4,505,064.35     6,307,378.44         90,103,689.76

(iv)   Collections of Finance Charge Receivables                7,492,759.72       425,713.63       596,026.33          8,514,499.69

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest      600,000,000.00    34,090,000.00    47,728,182.00        681,818,182.00
                                       Adjusted Interest      600,000,000.00    34,090,000.00    47,728,182.00        681,818,182.00

                                               Series
       Floating Investor Percentage                2.87%              88.00%            5.00%            7.00%               100.00%
       Fixed Investor Percentage                   2.87%              88.00%            5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                  2,902,242.50       164,895.74       230,864.60          3,298,002.85

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          500,000.00        28,408.33        39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           600,000,000.00    34,090,000.00    47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          6,992,759.72       397,305.30       556,252.85          7,946,317.87

(xxii) Certificate Rate                                             6.00000%         6.15000%         2.49750%

------------------------------------------------------------------------------------------------------------------------------------

       By:
                ---------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                        Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             1,014,902.78        93,000.01       142,279.18          1,250,181.97
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                    85,898,850.88     7,158,149.47     9,203,536.43        102,260,536.78

(iv)   Collections of Finance Charge Receivables                8,117,156.36       676,421.37       869,703.65          9,663,281.39

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest      650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00
                                       Adjusted Interest      650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00

                                              Series
       Floating Investor Percentage                3.26%              84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                   3.26%              84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                  3,144,096.05       262,004.78       336,870.66          3,742,971.48

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          541,666.67        45,138.33        58,036.27            644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          7,575,489.70       631,283.04       811,667.38          9,018,440.12

(xxii) Certificate Rate                                             2.00750%         2.20750%         2.69750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                        Class A           Class B        Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             1,065,458.33        99,319.38       158,387.21          1,323,164.92
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                    85,898,850.88     7,158,149.47     9,203,536.43        102,260,536.78

(iv)   Collections of Finance Charge Receivables                8,117,156.36       676,421.37       869,703.65          9,663,281.39

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest      650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00
                                       Adjusted Interest      650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00

                                              Series
       Floating Investor Percentage                3.26%              84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                   3.26%              84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                             Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                  3,144,096.05       262,004.78       336,870.66          3,742,971.48

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          541,666.67        45,138.33        58,036.27            644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.19%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          7,579,467.20       631,283.04       811,667.38          9,022,417.62

(xxii) Certificate Rate                                             2.10750%         2.35750%         3.01988%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                        Class A           Class B        Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                             1,171,041.67       108,767.36       184,218.75          1,464,027.78
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                    99,114,058.71     8,259,504.89    10,619,363.45        117,992,927.05

(iv)   Collections of Finance Charge Receivables                9,365,949.65       780,495.80     1,003,494.61         11,149,940.06

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest      750,000,000.00    62,500,000.00    80,357,143.00        892,857,143.00
                                       Adjusted Interest      750,000,000.00    62,500,000.00    80,357,143.00        892,857,143.00

                                              Series
       Floating Investor Percentage                3.76%              84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                   3.76%              84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                             Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                  3,627,803.13       302,316.93       388,693.19          4,318,813.25

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          625,000.00        52,083.33        66,964.29            744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           750,000,000.00    62,500,000.00    80,357,143.00        892,857,143.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          8,740,949.65       728,412.47       936,530.32         10,405,892.44

(xxii) Certificate Rate                                             2.00750%         2.23750%         3.04750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                        Class A           Class B        Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                               772,916.67        71,538.21       111,702.82            956,157.69
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                    66,076,039.14     5,506,248.49     7,079,663.82         78,661,951.45

(iv)   Collections of Finance Charge Receivables                6,243,966.43       520,322.21       669,004.74          7,433,293.38

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                                       Investor Interest      500,000,000.00    41,666,000.00    53,572,096.00        595,238,096.00
                                       Adjusted Interest      500,000,000.00    41,666,000.00    53,572,096.00        595,238,096.00

                                              Series
       Floating Investor Percentage                2.51%              84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                   2.51%              84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                             Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                  2,418,535.42       201,541.39       259,132.02          2,879,208.84

(viii) Investor Charge-Offs                                             0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)    Net Servicing Fee                                          416,666.67        34,721.67        44,643.41            496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           500,000,000.00    41,666,000.00    53,572,096.00        595,238,096.00

(xiv)  LIBOR                                                                                                                1.84750%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          5,827,299.77       485,600.54       624,361.33          6,937,261.64

(xxii) Certificate Rate                                             1.98750%         2.20750%         2.74750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        4,717,500.00
       Class B Note Interest Requirement                          279,708.54
       Net Class C Note Interest Requirement                      103,481.79                                            5,100,690.33

(iii)  Collections of Principal Receivables                                                                           127,647,013.93

(iv)   Collections of Finance Charge Receivables                                                                       12,062,219.24

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                           Investor Interest                                                                          965,910,000.00
                           Adjusted Interest                                                                          965,910,000.00


       Floating Investor Percentage                                                                                            4.07%
       Fixed Investor Percentage                                                                                               4.07%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                             Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                                                                          4,672,175.09

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   11,257,294.24

(xxii) Note  Rate                            Class A                6.66000%
                                             Class B                6.95000%
                                             Class C                2.79750%

------------------------------------------------------------------------------------------------------------------------------------



       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        1,176,875.00
       Class B Note Interest Requirement                          106,822.92
       Net Class C Note Interest Requirement                      149,520.30                                            1,433,218.22

(iii)  Collections of Principal Receivables                                                                           117,992,908.15

(iv)   Collections of Finance Charge Receivables                                                                       11,149,938.28

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                         892,857,000.00
                            Adjusted Interest                                                                         892,857,000.00


       Floating Investor Percentage                                                                                            3.76%
       Fixed Investor Percentage                                                                                               3.76%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          4,318,812.56

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   10,405,890.78

(xxii) Note  Rate                             Class A               2.01750%
                                              Class B               2.19750%
                                              Class C               2.57750%

------------------------------------------------------------------------------------------------------------------------------------



       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        1,363,250.00
       Class B Note Interest Requirement                          124,687.50
       Net Class C Note Interest Requirement                      175,675.47                                            1,663,612.97

(iii)  Collections of Principal Receivables                                                                           141,591,569.07

(iv)   Collections of Finance Charge Receivables                                                                       13,379,933.43

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                       1,071,429,000.00
                            Adjusted Interest                                                                       1,071,429,000.00


       Floating Investor Percentage                                                                                            4.51%
       Fixed Investor Percentage                                                                                               4.51%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          5,182,577.97

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   12,487,075.93

(xxii) Note  Rate                             Class A               1.94750%
                                              Class B               2.13750%
                                              Class C               2.52750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        1,153,541.67
       Class B Note Interest Requirement                          106,822.92
       Net Class C Note Interest Requirement                      147,645.27                                           1,408,009.85

(iii)  Collections of Principal Receivables                                                                          117,992,908.15

(iv)   Collections of Finance Charge Receivables                                                                      11,149,938.28

(v)    Aggregate Amount of Principal Receivables                                                                  23,759,353,685.46

                            Investor Interest                                                                        892,857,000.00
                            Adjusted Interest                                                                        892,857,000.00


       Floating Investor Percentage                                                                                            3.76%
       Fixed Investor Percentage                                                                                               3.76%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          4,318,812.56

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   10,405,890.78

(xxii) Note  Rate                             Class A               1.97750%
                                              Class B               2.19750%
                                              Class C               2.54750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        1,103,725.00
       Class B Note Interest Requirement                          104,009.31
       Net Class C Note Interest Requirement                      149,483.56                                            1,357,217.87

(iii)  Collections of Principal Receivables                                                                           112,329,266.53

(iv)   Collections of Finance Charge Receivables                                                                       10,614,742.94

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                         850,000,000.00
                            Adjusted Interest                                                                         850,000,000.00


       Floating Investor Percentage                                                                                            3.58%
       Fixed Investor Percentage                                                                                               3.58%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          4,111,510.21

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                    9,906,409.61

(xxii) Note  Rate                             Class A               1.98750%
                                              Class B               2.24750%
                                              Class C               2.69750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                          765,138.89
       Class B Note Interest Requirement                           71,538.21
       Net Class C Note Interest Requirement                      106,764.91                                              943,442.00

(iii)  Collections of Principal Receivables                                                                            78,661,938.77

(iv)   Collections of Finance Charge Receivables                                                                        7,433,292.18

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                         595,238,000.00
                            Adjusted Interest                                                                         595,238,000.00


       Floating Investor Percentage                                                                                            2.51%
       Fixed Investor Percentage                                                                                               2.51%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          2,879,208.37

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                    6,937,260.52

(xxii) Note  Rate                             Class A               1.96750%
                                              Class B               2.20750%
                                              Class C               2.74750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        1,118,541.67
       Class B Note Interest Requirement                          106,336.81
       Net Class C Note Interest Requirement                      157,020.25                                            1,381,898.72

(iii)  Collections of Principal Receivables                                                                           117,992,908.15

(iv)   Collections of Finance Charge Receivables                                                                       11,149,938.28

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                         892,857,000.00
                            Adjusted Interest                                                                         892,857,000.00


       Floating Investor Percentage                                                                                            3.76%
       Fixed Investor Percentage                                                                                               3.76%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          4,318,812.56

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   10,405,890.78

(xxii) Note  Rate                             Class A               1.91750%
                                              Class B               2.18750%
                                              Class C               2.69750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Distribution allocable to :
       Class A Note Interest Requirement                        1,288,242.67
       Class B Note Interest Requirement                          121,275.00
       Net Class C Note Interest Requirement                      179,353.82                                            1,588,871.49

(iii)  Collections of Principal Receivables                                                                           132,152,078.27

(iv)   Collections of Finance Charge Receivables                                                                       12,487,932.87

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                       1,000,000,000.00
                            Adjusted Interest                                                                       1,000,000,000.00


       Floating Investor Percentage                                                                                            4.21%
       Fixed Investor Percentage                                                                                               4.21%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          4,837,070.84

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                  833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   11,654,599.54

(xxii) Note  Rate                             Class A               5.50000%
                                              Class B               2.22750%
                                              Class C               2.74750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                   0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        1,908,550.00
       Class B Note Interest Requirement                          187,629.17
       Net Class C Note Interest Requirement                      279,544.51                                            2,375,723.68

(iii)  Collections of Principal Receivables                                                                           198,228,117.41

(iv)   Collections of Finance Charge Receivables                                                                       18,731,899.30

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                       1,500,000,000.00
                            Adjusted Interest                                                                       1,500,000,000.00


       Floating Investor Percentage                                                                                            6.31%
       Fixed Investor Percentage                                                                                               6.31%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          7,255,606.26

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   17,481,899.30

(xxii) Note  Rate                             Class A               1.94750%
                                              Class B               2.29750%
                                              Class C               2.84750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                                                                       Distribution Date:  3/15/2002
                                                                                                             Period Type:  Revolving
Section 5.2 - Supplement                                                                                                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00                                                    0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        1,550,360.00
       Class B Note Interest Requirement                          152,063.33
       Net Class C Note Interest Requirement                      232,024.01                                            1,934,447.34

(iii)  Collections of Principal Receivables                                                                           158,582,493.93

(iv)   Collections of Finance Charge Receivables                                                                       14,985,519.44

(v)    Aggregate Amount of Principal Receivables                                                                   23,759,353,685.46

                            Investor Interest                                                                       1,200,000,000.00
                            Adjusted Interest                                                                       1,200,000,000.00


       Floating Investor Percentage                                                                                            5.05%
       Fixed Investor Percentage                                                                                               5.05%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.20%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.05%
                90 or more days                                                                                                2.37%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                          5,804,485.01

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Net Servicing Fee                                                                                                1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.18%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   13,985,519.44

(xxii) Note  Rate                             Class A               1.97750%
                                              Class B               2.32750%
                                              Class C               2.94750%

------------------------------------------------------------------------------------------------------------------------------------


       By:
                --------------------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President